John Hancock Funds III

Supplement dated March 27, 2013

to the Statement of Additional Information dated July 1, 2012, as supplemented

John Hancock Core High Yield Fund

The Statement of Additional Information for Core High Yield Fund is revised to include the Ticker symbol JYICX for Class C shares.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.